UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2010

Corus Bankshares, Inc.
 (Exact name of registrant as specified in its charter)

Minnesota	0-06136	41-0823592
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 S. Riverside Plaza; Suite 1800 Chicago , IL	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 312-474-6388

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01: OTHER EVENTS

On February 4, 2010, the Company received five letters dated January 29, 2010 (the “Letters”) sent by The Bank of New York Mellon, N.A. as trustee (the “Trustee”), for certain holders (the “Securityholders”) of trust-originated preferred securities (the “TOPrS”) issued under the trusts known as Corus Statutory Trust II (“Trust II”), Corus Statutory Trust IV (“Trust IV”) and Corus Statutory Trust VII (“Trust VII”). Two of the Letters were addressed to the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York) (“BONY”), as Property Trustee and as Note Trustee, with respect to Trust II established under that certain Amended and Restated Trust Agreement dated as of June 24, 2003 (the “Trust II Agreement”) holding the Floating Rate Junior Subordinated Notes due June 30, 2033 (the “Trust II Notes”) in the aggregate original amount of $20,619,000 issued under that certain Junior Subordinated Indenture dated as of June 24, 2003 (the “Trust II Indenture”) between the Company and BONY. Two of the other Letters were addressed to the Company and BONY, as Property Trustee and as Note Trustee, with respect to Trust IV established under that certain Amended and Restated Trust Agreement dated as of November 24, 2003 (the “Trust IV Agreement”) holding the Floating Rate Junior Subordinated Notes due December 15, 2033 (the “Trust IV Notes”) in the aggregate original amount of $30,928,000 issued under that certain Junior Subordinated Indenture dated as of November 24, 2003 (the “Trust IV Indenture”) between the Company and BONY. The remaining Letter was addressed to Wilmington Trust Company (“Wilmington”), as Property Trustee and as Note Trustee, relating to Trust VII established under that certain Amended and Restated Declaration of Trust dated as of September 20, 2004 (the “Trust VII Agreement” and collectively with the Trust II Agreement and the Trust IV Agreement, the “Trust Agreements”) holding the Floating Rate Junior Subordinated Deferrable Interest Debentures due September 20, 2034 (collectively with the Trust II Notes and the Trust IV Notes, the “Notes”) in the aggregate original principal amount of $51,547,000 issued under that certain Indenture dated as of September 20, 2004 (the “Trust VII Indenture”, and collectively with the Trust II Indenture and the Trust IV Indenture, the “Indentures”) between the Company and Wilmington.

Each of the Letters, citing authority of the Securityholders under the applicable Trust Agreement, declares the principal amount of the Notes issued under the applicable Indenture to be due and payable immediately as a consequence of an alleged event of default which occurred on September 11, 2009. While none of the Letters specifically cite to exactly which event of default has allegedly occurred under the applicable Indenture, the Company disagrees that any event of default has occurred under any of the Indentures. The Company believes that the basis of the allegation is that an event of default somehow occurred on September 11, 2009 as a result of the appointment by the Office of the Comptroller of the Currency of the Federal Deposit Insurance Corporation (the “FDIC”) as the receiver for the Company’s subsidiary, Corus Bank, N.A.

The Company believes that the only events of default which could relate to the appointment of a receiver are found in Sections 5.1(d) and 5.1(e) of each of the Indentures.

Section 5.1(d) of the Trust II Indenture and the Trust IV Indenture reads as follows:

“(d) the entry by a court having jurisdiction in the premises of a decree or order adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of sixty (60) consecutive days; or”

Section 5.1(d) of the Trust VII Indenture is similar in substance and reads as follows:

“(d) a court of competent jurisdiction shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days;”

The Company believes that any contention that an event of default exists under Section 5.1(d) of any of the Indentures is without merit and maintains that no event of default has occurred under the above subsections because, among other things, no court has taken any of the described actions with respect to the Company or any substantial party of its property.

Section 5.1(e) of the Trust II Indenture and the Trust IV Indenture reads as follows:

“(e) the institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt or insolvent, or the taking of corporate action by the Company in furtherance of any such action.”

Section 5.1(e) of the Trust VII Indenture is similar in substance and reads as follows:

“(e) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due;”

The Company believes that any contention that an event of default exists under Section 5.1(e) of any of the Indentures is without merit and maintains that no event of default has occurred under the above subsections because, among other things, the Company has at no time consented to the appointment of a receiver with respect to the Company or any substantial part of its property.

For the reasons set forth above, the Company delivered letters dated February 10, 2010 to  the Trustee demanding that the Trustee immediately rescind, withdraw and annul the purported declarations of acceleration of maturity of the Notes.

The TOPrS covered by the Letters represent three out of 13 series of TOPrS issued by the Company. The Company has not received letters relating to the other series other than with respect to the trust known as Corus Statutory Trust XI. The information in this Current Report on Form 8-K is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Letter dated January 29, 2010, from The Bank of New York Mellon, N.A., as trustee for Trapeza CDO III, LLC to Corus Bankshares, Inc., as Depositor, and The Bank of New York Mellon Trust Company, N.A., as Property Trustee and Note Trustee (Trust No. II)

Exhibit 99.2	Letter dated January 29, 2010, from The Bank of New York Mellon, N.A., as trustee for Trapeza CDO IV, LLC to Corus Bankshares, Inc., as Depositor, and The Bank of New York Mellon Trust Company, N.A., as Property Trustee and Note Trustee (Trust No. II)

Exhibit 99.3	Letter dated January 29, 2010, from The Bank of New York Mellon, N.A., as trustee for Trapeza CDO V, Ltd. to Corus Bankshares, Inc., as Depositor, and The Bank of New York Mellon Trust Company, N.A., as Property Trustee and Note Trustee (Trust No. IV)

Exhibit 99.4	Letter dated January 29, 2010, from The Bank of New York Mellon, N.A., as trustee for Trapeza CDO VI, Ltd. to Corus Bankshares, Inc., as Depositor, and The Bank of New York Mellon Trust Company, N.A., as Property Trustee and Note Trustee (Trust No. IV)

Exhibit 99.5	Letter dated January 29, 2010, from The Bank of New York Mellon, N.A., as trustee for Trapeza CDO VII, Ltd. to Corus Bankshares, Inc., as Depositor, and Wilmington Trust Company, as Property Trustee and Note Trustee (Trust No. VII)

Exhibit 99.6	Letter dated February 10, 2010 from the Company to The Bank of New York Mellon, N.A., as trustee for Trapeza CDO III, LLC and Trapeza CDO IV, LLC (Trust No. II)

Exhibit 99.7	Letter dated February 10, 2010 from the Company to The Bank of New York Mellon, N.A., as trustee for Trapeza CDO V, Ltd. and Trapeza CDO VI, Ltd. (Trust IV)

Exhibit 99.8	Letter dated February 10, 2010 from the Company to The Bank of New York Mellon, N.A., as trustee for Trapeza CDO VII, Ltd. (Trust VII)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CORUS BANKSHARES, INC.
(Registrant)

/s/ Michael J. Minnaugh
Michael J. Minnaugh
Chief Financial Officer
(Principal Financial Officer and
Duly Authorized Officer of the Registrant)

Date: February 10, 2010

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Letter dated January 29, 2010, from The Bank of New York Mellon, N.A., as trustee for Trapeza CDO III, LLC to Corus Bankshares, Inc., as Depositor, and The Bank of New York Mellon Trust Company, N.A., as Property Trustee and Note Trustee (Trust No. II)

Exhibit 99.2	Letter dated January 29, 2010, from The Bank of New York Mellon, N.A., as trustee for Trapeza CDO IV, LLC to Corus Bankshares, Inc., as Depositor, and The Bank of New York Mellon Trust Company, N.A., as Property Trustee and Note Trustee (Trust No. II)

Exhibit 99.3	Letter dated January 29, 2010, from The Bank of New York Mellon, N.A., as trustee for Trapeza CDO V, Ltd. to Corus Bankshares, Inc., as Depositor, and The Bank of New York Mellon Trust Company, N.A., as Property Trustee and Note Trustee (Trust No. IV)

Exhibit 99.4	Letter dated January 29, 2010, from The Bank of New York Mellon, N.A., as trustee for Trapeza CDO VI, Ltd. to Corus Bankshares, Inc., as Depositor, and The Bank of New York Mellon Trust Company, N.A., as Property Trustee and Note Trustee (Trust No. IV)

Exhibit 99.5	Letter dated January 29, 2010, from The Bank of New York Mellon, N.A., as trustee for Trapeza CDO VII, Ltd. to Corus Bankshares, Inc., as Depositor, and Wilmington Trust Company, as Property Trustee and Note Trustee (Trust No. VII)

Exhibit 99.6	Letter dated February 10, 2010 from the Company to The Bank of New York Mellon, N.A., as trustee for Trapeza CDO III, LLC and Trapeza CDO IV, LLC (Trust No. II)

Exhibit 99.7	Letter dated February 10, 2010 from the Company to The Bank of New York Mellon, N.A., as trustee for Trapeza CDO V, Ltd. and Trapeza CDO VI, Ltd. (Trust IV)

Exhibit 99.8	Letter dated February 10, 2010 from the Company to The Bank of New York Mellon, N.A., as trustee for Trapeza CDO VII, Ltd. (Trust VII)